File Number: 333-129005
                                                Filed Pursuant to Rule 497(e) of
						      the Securities Act of 1933

                                                                  March 20, 2020


                       PIONEER CORPORATE HIGH YIELD FUND


SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
            OF ADDITIONAL INFORMATION, EACH DATED DECEMBER 31, 2019
The Board of Trustees of Pioneer Corporate High Yield Fund has approved the reorganization of the Fund with Pioneer Dynamic Credit Fund (the
"Reorganization"). Each fund is managed by Amundi Pioneer Asset Management, Inc. The Reorganization is expected to occur in the third quarter of 2020. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:
o Pioneer Corporate High Yield Fund will reorganize with Pioneer Dynamic Credit Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Corporate High Yield Fund."
o Pioneer Corporate High Yield Fund's investment team will manage the Combined Fund.
o The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Corporate High Yield Fund.
o The management fee payable by the Combined Fund will the same as the management fee payable by Pioneer Corporate High Yield Fund (0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the Fund's average daily net assets over $1 billion).
o It is currently anticipated that the historical performance of Pioneer Corporate High Yield Fund will become the Combined Fund's historical performance.
o The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Prior to consummation of the Reorganization, the shareholders of Pioneer Corporate High Yield Fund will be sent an Information Statement containing important information about the Reorganization and the Combined Fund.



                                                                   32035-00-0320
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC